Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SM&A (the “Company”) on Form 10-K/A Amendment No. 1 for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven S. Myers, Chairman and Chief Executive Officer of the Company, and Steve D. Handy, Senior Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2007	/s/ STEVEN S. MYERS
Steven S. Myers
Chairman and Chief Executive Officer
Dated: March 14, 2007	/s/ STEVE D. HANDY
Steve D. Handy
Senior Vice President, Chief Financial Officer and Secretary